UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2018

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2018, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal 2018 third quarter ended March 31, 2018.
The press release contains certain non-GAAP financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit and margin; operating expense; operating expense as a percentage of sales; operating income and margin; effective tax rate; net income attributable to Kennametal; earnings per diluted share (EPS); Industrial operating income and margin; Widia operating income and margin; and Infrastructure operating income and margin. Adjustments for the three months ended March 31, 2018 include: (1) restructuring and related charges and (2) tax reform charge. Adjustments for the three months ended March 31, 2017 include restructuring and related charges. Adjustments for the nine months ended March 31, 2018 include (1) restructuring and related charges, (2) impact of out of period adjustment to provision for income taxes and (3) net tax reform charge. Adjustments for the nine months ended March 31, 2017 include (1) restructuring and related charges and (2) Australia deferred tax valuation allowance. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow (FOCF); earnings before interest, taxes, depreciation and amortization (EBITDA) and margin; and consolidated and segment organic sales growth, which are non-GAAP financial measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Reconciliations to the most directly comparable GAAP financial measures for the following forward-looking non-GAAP financial measures for full fiscal year of 2018 are not presented, including but not limited to: adjusted earnings per share, organic sales growth and free operating cash flow. The most comparable GAAP measures are earnings per share, sales growth and net cash flow from operating activities, respectively. Because the non-GAAP financial measures on a forward-looking basis are subject to uncertainty and variability as they are dependent on many factors - including, but not limited to, the effect of foreign currency exchange fluctuations, impacts from potential acquisitions or divestitures, gains or losses on the potential sale of businesses or other assets, restructuring costs, asset impairment charges, losses from early extinguishment of debt, the tax impact of the items above and the impact of tax law changes or other tax matters - reconciliations to the most directly comparable forward-looking GAAP financial measures are not available without unreasonable effort.
FOCF
FOCF is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP financial measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers FOCF to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.
EBITDA
EBITDA is a non-GAAP financial measure and is defined as net income attributable to Kennametal (which is the most directly comparable GAAP measure), with interest expense, interest income, provision for income taxes, depreciation and amortization added back. Management believes that EBITDA is widely used as a measure of operating performance and are an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal presents EBITDA on an adjusted basis. Management uses this information in reviewing operating performance.
Organic Sales Growth
Organic sales growth is a non-GAAP financial measure of sales growth (which is the most directly comparable GAAP measure) excluding the impacts of acquisitions(1), divestitures(2), business days(3) and foreign currency exchange(4) from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. Also, we report organic sales growth at the consolidated and segment levels.

Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain disclosures as required by Regulation G. These non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP financial measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

PRIMARY WORKING CAPITAL (UNAUDITED)
AS OF MARCH 31, 2018
(in thousands, except percents)	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	Average
Current assets	$1,240,587	$1,128,382	$1,075,915	$1,113,901	$1,043,046
Current liabilities	477,790	407,621	396,967	461,478	426,799
Working capital, GAAP	$762,797	$720,761	$678,948	$652,423	$616,247
Excluding items:
Cash and cash equivalents	(221,906)	(159,940)	(110,697)	(190,629)	(100,817)
Other current assets	(70,926)	(68,057)	(64,874)	(55,166)	(75,061)
Total excluded current assets	(292,832)	(227,997)	(175,571)	(245,795)	(175,878)
Adjusted current assets	947,755	900,385	900,344	868,106	867,168
Current maturities of long-term debt and capital leases, including notes payable	(1,399)	(1,360)	(1,252)	(925)	(1,591)
Other current liabilities	(256,186)	(215,669)	(209,373)	(244,831)	(234,367)
Total excluded current liabilities	(257,585)	(217,029)	(210,625)	(245,756)	(235,958)
Adjusted current liabilities	220,205	190,592	186,342	215,722	190,841
Primary working capital	$727,550	$709,793	$714,002	$652,384	$676,327	$696,011
		Three Months Ended
		3/31/18	12/31/17	9/30/17	6/30/17	Total
Sales		$607,936	$571,345	$542,454	$565,025	$2,286,760
Primary working capital as a percentage of sales						30.4%

PRIMARY WORKING CAPITAL (UNAUDITED)
AS OF JUNE 30, 2017
(in thousands, except percents)	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	Average
Current assets	$1,113,901	$1,043,046	$971,745	$991,837	$1,075,341
Current liabilities	461,478	426,799	390,151	402,574	427,275
Working capital, GAAP	$652,423	$616,247	$581,594	$589,263	$648,066
Excluding items:
Cash and cash equivalents	(190,629)	(100,817)	(102,001)	(119,411)	(161,579)
Other current assets	(55,166)	(75,061)	(80,375)	(64,660)	(84,016)
Total excluded current assets	(245,795)	(175,878)	(182,376)	(184,071)	(245,595)
Adjusted current assets	868,106	867,168	789,369	807,766	829,746
Current maturities of long-term debt and capital leases, including notes payable	(925)	$(1,591)	(2,263)	(1,381)	(1,895)
Other current liabilities	(244,831)	(234,367)	(219,008)	(225,189)	(243,341)
Total excluded current liabilities	(245,756)	(235,958)	(221,271)	(226,570)	(245,236)
Adjusted current liabilities	215,722	190,841	168,880	176,004	182,039
Primary working capital	$652,384	$676,327	$620,489	$631,762	$647,707	$645,734
		Three Months Ended
		6/30/17	3/31/17	12/31/16	9/30/16	Total
Sales		$565,025	$528,630	$487,573	$477,140	$2,058,368
Primary working capital as a percentage of sales						31.4%

Debt to Capital
Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP financial measure is debt to equity, which is defined as total debt divided by total equity. Management believes that debt to capital provides additional insight into the underlying capital structure and performance of the Company.
Net Debt
Net debt is a non-GAAP financial measure and is defined by Kennametal as total debt less cash and cash equivalents. The most directly comparable GAAP financial measure is total debt. Management believes that net debt aids in the evaluation of the Company’s financial condition.

DEBT TO CAPITAL AND NET DEBT (UNAUDITED)	March 31,	June 30,
(in thousands, except percents)	2018	2017
Total debt	$697,486	$695,916
Total equity	1,226,154	1,052,653
Debt to equity, GAAP	56.9%	66.1%
Total debt	697,486	695,916
Total equity	1,226,154	1,052,653
Total capital	1,923,640	1,748,569
Debt to capital	36.3%	39.8%
Total debt	697,486	695,916
Cash and cash equivalents	221,906	190,629
Net debt	$475,580	$505,287
Debt to EBITDA
Debt to EBITDA is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of the four trailing quarters of EBITDA. The most directly comparable GAAP financial measure is debt to net income attributable to Kennametal. Management believes that debt to EBITDA provides additional insight into the underlying capital structure, liquidity and performance of the Company. Additionally, Kennametal will present debt to EBITDA on an adjusted basis.

DEBT TO ADJUSTED EBITDA (UNAUDITED)
MARCH 31, 2018 (in thousands, except debt to adjusted EBITDA)
	Three Months Ended
EBITDA	3/31/18	12/31/17	9/30/17	6/30/17
Net income attributable to Kennametal	$50,866	$41,601	$39,183	$24,643
Add back:
Interest expense	7,468	7,231	7,149	7,367
Interest income	(1,023)	(260)	(257)	(246)
Provision for income taxes	24,130	17,472	9,602	7,494
Depreciation	23,933	23,284	22,777	22,709
Amortization	3,690	3,677	3,661	3,912
EBITDA	$109,064	$93,005	$82,115	$65,879
Adjustments:
Restructuring and related charges	1,681	1,489	6,876	23,165
Adjusted EBITDA	$110,745	$94,494	$88,991	$89,044
Total debt				$697,486
Trailing four quarters net income attributable to Kennametal				156,293
Debt to net income attributable to Kennametal				4.5
Total debt				$697,486
Trailing four quarters adjusted EBITDA				383,274
Debt to adjusted EBITDA				1.8
Constant Currency End Market Sales Growth
Constant currency end market sales growth is a non-GAAP financial measure of sales growth (which is the most directly comparable GAAP measure) by end market excluding the impacts of acquisitions(1), divestitures(2) and foreign currency exchange(4) from year-over-year comparisons. We note that, unlike organic sales growth, constant currency end market sales growth does not exclude the impact of business days. We believe this measure provides investors with a supplemental understanding of underlying end market trends by providing end market sales growth on a consistent basis. Also, we report constant currency end market sales growth at the consolidated and segment levels.

CONSTANT CURRENCY END MARKET SALES GROWTH (UNAUDITED)
Industrial
Three Months Ended March 31, 2018	General engineering	Transportation	Aerospace and defense	Energy
Constant currency end market sales growth	7%	4%	13%	4%
Foreign currency exchange impact	8	9	6	6
Divestiture impact	—	—	—	—
Acquisition impact	—	—	—	—
End market sales growth(5)	15%	13%	19%	10%

Widia
Three Months Ended March 31, 2018	General engineering
Constant currency end market sales growth	8%
Foreign currency exchange impact	5
Divestiture impact	—
Acquisition impact	—
End market sales growth(5)	13%

Infrastructure
Three Months Ended March 31, 2018	Energy	Earthworks	General engineering
Constant currency end market sales growth	14%	4%	16%
Foreign currency exchange impact	2	5	5
Divestiture impact	—	—	—
Acquisition impact	—	—	—
End market sales growth(5)	16%	9%	21%

Total
Three Months Ended March 31, 2018	General engineering	Transportation	Aerospace and defense	Energy	Earthworks
Constant currency end market sales growth	10%	4%	17%	11%	5%
Foreign currency exchange impact	6	9	6	3	5
Divestiture impact	—	—	—	—	—
Acquisition impact	—	—	—	—	—
End market sales growth(5)	16%	13%	23%	14%	10%
Constant Currency Regional Sales Growth (Decline)
Constant currency regional sales growth (decline) is a non-GAAP financial measure of sales growth (which is the most directly comparable GAAP measure) by region excluding the impacts of acquisitions(1), divestitures(2) and foreign currency exchange(4) from year-over-year comparisons. We note that, unlike organic sales growth, constant currency regional sales growth does not exclude the impact of business days. We believe this measure provides investors with a supplemental understanding of underlying regional trends by providing regional sales growth on a consistent basis. Also, we report constant currency regional sales growth (decline) at the consolidated and segment levels.
(1) Acquisition impact is calculated by dividing current period sales attributable to acquired businesses by prior period sales.
(2) Divestiture impact is calculated by dividing prior period sales attributable to divested businesses by prior period sales.
(3) Business days impact is calculated by dividing the year-over-year change in weighted average working days (based on mix of sales by country) by prior period weighted average working days.
(4) Foreign currency exchange impact is calculated by dividing the difference between current period sales at prior period foreign exchange rates and prior period sales by prior period sales.

CONSTANT CURRENCY REGIONAL SALES GROWTH (DECLINE) (UNAUDITED)
Three Months Ended March 31, 2018	Americas	EMEA	Asia Pacific
Industrial
Constant currency regional sales growth	12%	7%	—%
Foreign currency exchange impact	—	15	7
Divestiture impact	—	—	—
Acquisition impact	—	—	—
Regional sales growth(6)	12%	22%	7%

Widia
Constant currency regional sales growth	1%	14%	15%
Foreign currency exchange impact	1	11	7
Divestiture impact	—	—	—
Acquisition impact	—	—	—
Regional sales growth(6)	2%	25%	22%

Infrastructure
Constant currency regional sales growth (decline)	14%	(5)%	19%
Foreign currency exchange impact	1	13	7
Divestiture impact	—	—	—
Acquisition impact	—	—	—
Regional sales growth(6)	15%	8%	26%

Total
Constant currency regional sales growth	12%	5%	8%
Foreign currency exchange impact	1	14	7
Divestiture impact	—	—	—
Acquisition impact	—	—	—
Regional sales growth(6)	13%	19%	15%
(5) Aggregate sales for all end markets sum to the sales amount presented on the company's financial statements.
(6) Aggregate sales for all regions sum to the sales amount presented on the company's financial statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2018 Third Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	May 2, 2018	By:	/s/ Patrick S. Watson
Patrick S. Watson
Vice President Finance and Corporate Controller